Exhibit 99.1

Case 19-11563-KBO Doc 733 Filed 12/20/19 PDaogceke1t #o0f7433 Date Filed: 12/20/2019 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE ------------------------------------------------------------x In re: : : : : : : Chapter 11 EMERGE ENERGY SERVICES LP, et al.,1 Case No. 19-11563 (KBO) Debtors. Jointly Administered Re: Docket No. 721 ------------------------------------------------------------x NOTICE OF (I) EFFECTIVE DATE OF THE MODIFIED SECOND AMENDED JOINT PLAN OF REORGANIZATION FOR EMERGE ENERGY SERVICES LP AND ITS AFFILIATE DEBTORS UNDER CHAPTER 11 OF THE BANKRUPTCY CODE AND (II) DEADLINE FOR THE FILING OF ADMINISTRATIVE CLAIMS AGAINST THE DEBTORS TO ALL CREDITORS, EQUITY INTEREST HOLDERS, AND OTHER PARTIES-IN-INTEREST: PLEASE TAKE NOTICE that an order (the “Confirmation Order”) confirming the Modified Second Amended Joint Plan Of Reorganization For Emerge Energy Services LP And Its Affiliate Debtors Under Chapter 11 Of The Bankruptcy Code, dated December 18, 2019 (as amended, modified or supplemented, the “Plan”) was entered by this Court on December 18, 2019, at Docket Number 721. Unless otherwise defined in this notice, capitalized terms used herein shall have the meanings ascribed to them in the Plan and the Confirmation Order. PLEASE TAKE FURTHER NOTICE that the Plan was substantially consummated, and the Effective Date (as defined in the Plan) occurred, on December 20, 2019. PLEASE TAKE FURTHER NOTICE that any party in interest who wishes to continue to receive service of court filings must file a request for such notice with the Bankruptcy Court under Bankruptcy Rule 2002. Parties who previously filed such notices must file new notices if they wish to continue to receive service of court filings. Deadline For Filing Administrative Claims and Contract Rejection Claims PLEASE TAKE FURTHER NOTICE that January 20, 2020, at 5:00 p.m. (Prevailing Eastern Time) (the “Administrative Claims Bar Date”) was established by this Court as the deadline by which holders of Administrative Claims must file proofs of administrative claim against the Debtors. For your convenience, enclosed with this notice is a proof of administrative 1 The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: Emerge Energy Services LP (2937), Emerge Energy Services GP LLC (4683), Emerge Energy Services Operating LLC (2511), Superior Silica Sands LLC (9889), and Emerge Energy Services Finance Corporation (9875). The Debtors’ address is 5600 Clearfork Main Street, Suite 400, Fort Worth, Texas 76109. ¨1¤{/_3,4 %W« 1911563191220000000000005

Case 19-11563-KBO Doc 733 Filed 12/20/19 Page 2 of 4 claim form (the “Proof of Administrative Claim Form”). The Proof of Administrative Claim Form is also available free of chargeonthe Debtors’ restructuring website: http://www.kccllc.net/emergeenergy.You may also contact the Debtors’ Voting and Claims Agent, KCC, at 877-634-7165 (toll-free in US and Canada) or 424-236-7221 (for international callers). PLEASE TAKE FURTHER NOTICE that holders of the following Administrative Claims are not required to file a Proof of Administrative Claim on or before the Administrative Claims Bar Date solely with respect to such Administrative Claim: (i) an Administrative Claim against the Debtors for which a signed proof of administrative claim has already been properly filed with the Clerk of this Court for the District of Delaware or KCC in a form substantially similar to the Proof of Administrative Claim Form; (ii) an Administrative Claim that has been previously allowed, and/or paid in full by the Debtors, in accordance with the Bankruptcy Code or an order of this Court, (iii) an Administrative Claim that constitutes a Professional Fee Claim, (iv) an Administrative Claim on account of (a) Prepetition Credit Agreement Agent & Lenders Fees and Expenses, and (b) the Prepetition Noteholders Fees and Expenses, and (v) any claim of any “governmental unit,” as that term is defined under the Bankruptcy Code, under section 503(b)(1)(D) of the Bankruptcy Code (collectively, the “Excluded Administrative Claims”). PLEASE TAKE FURTHER NOTICE that January 20, 2020, at 5:00 p.m. (Prevailing Eastern Time) (the “Contract Rejection Claims Bar Date” and together with the Administrative Claims Bar Date, the “Applicable Bar Date”) was established by this Court as the deadline by which holders of claims arising from rejection of executory contracts or unexpired leases must file proofs of claim against the Debtors (the “Contract Rejection Claims”). The proof of claim form is available free of chargeonthe Debtors’ restructuring website: http://www.kccllc.net/emergeenergy. You may also contact the Debtors’ Voting and Claims Agent, KCC, at 877-634-7165 (toll-free in US and Canada) or 424-236-7221 (for international callers). A separate rejection notice will be sent to all known non-Debtor contract counterparties to such rejected contracts and leases with a proof of claim form (the “Proof of Contract Rejection Claim Form” and together with the Proof of Administrative Claim Form, the “Applicable Forms”). PLEASE TAKE FURTHER NOTICE that Contract Rejection Claims will be treated as Class 6 General Unsecured Claims and will not receive any distribution under the Plan. PLEASE TAKE FURTHER NOTICE that all holders of Administrative Claims (other than Excluded Administrative Claims) and Contract Rejection Claims must submit (by overnight mail, courier service, hand delivery, regular mail or in person) an original, written Proof of Administrative Claim Form or Proof of Contract Rejection Claim Form, as applicable, so as to be actually received by KCC, by no later than 5:00 p.m. (Prevailing Eastern Time) on or before January 20, 2020, at the following address: Emerge Energy Claims Processing Center c/o KCC 222 N. Pacific Coast Highway El Segundo, CA 90245

Case 19-11563-KBO Doc 733 Filed 12/20/19 Page 3 of 4 Alternatively, such holders may submit these documents electronically by completing them through KCC’s website: http://www.kccllc.net/emergeenergy. PLEASE TAKE FURTHER NOTICE that the Applicable Forms will be deemed timely filed only if actually received by KCC on or before the Applicable Bar Date. The Applicable Forms may not be delivered by facsimile, telecopy, or e-mail transmission. Any facsimile, telecopy, or electronic mail submissions will not be accepted and will not be deemed filed until the Applicable Form is submitted to KCC by overnight mail, courier service, hand delivery, regular mail, in person or electronically through KCC’s website. PLEASE TAKE FURTHER NOTICE that parties wishing to receive acknowledgment that their Applicable Form was received by KCC must submit (i) a copy of the Applicable Form and (ii) a self-addressed, stamped envelope (in addition to the original Applicable Form sent to KCC). PLEASE TAKE FURTHER NOTICE that to be valid, your Applicable Form MUST (i) be signed by the applicable holder of the Administrative Claim or Contract Rejection Claim, as applicable; (ii) be written in the English language; (iii) be denominated in lawful currency of the United States; and (iv) be submitted with copies of any supporting documentation or an explanation of why any such documentation is not available. PLEASE TAKE FURTHER NOTICE that any holder of an Administrative Claim or Contract Rejection Claim, as applicable, who is required, but fails, to file the Applicable Form with KCC on or before the Applicable Bar Date shall be forever barred, estopped and enjoined from asserting such claim against the Debtors or the Reorganized Debtors, and the Debtors’ and the Reorganized Debtors’ property shall be forever discharged from any and all indebtedness or liability with respect to such claim. ALL PLEADINGS FILED WITH, AND ORDERS GRANTED BY, THE BANKRUPTCY COURT ARE AVAILABLE FOR INSPECTION ON THE BANKRUPTCY COURT’S INTERNET SITE AT WWW.DEB.USCOURTS.GOV AND AT NO COST FROM THE REORGANIZED DEBTORS’ RESTRUCTURING WEBSITE: HTTP://WWW.KCCLLC.NET/EMERGEENERGY.

Case 19-11563-KBO Doc 733 Filed 12/20/19 Page 4 of 4 Dated: December 20, 2019 Wilmington, Delaware RICHARDS, LAYTON & FINGER, P.A. LATHAM & WATKINS LLP John H. Knight (No. 3848) Paul N. Heath (No. 3704) Zachary I. Shapiro (No. 5103) Brett M. Haywood (No. 6166) 920 North King Street Wilmington, Delaware 19801 Telephone: (302) 651-7700 Facsimile: (302) 651-7701 George A. Davis Keith A. Simon Hugh K. Murtagh Liza L. Burton 885 Third Avenue New York, New York 10022 Telephone: (212) 906-1200 Facsimile: (212) 751-4864 Counsel for the Debtors and Debtors-in-Possession